UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2023

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 McKinney Street, Suite 2300

Houston, Texas 77010

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In February 2023, we granted the following named executive officers named in the table below performance stock units pursuant to the MRC Global Inc. Omnibus Incentive Plan, as amended, in addition to certain time-vested restricted stock units reported on Forms 4. Each recipient of performance stock units can earn shares of Company common stock between 0% and 200% of the target number of units based:

100% on relative total shareholder return performance (compared to the companies in the Van Eck Oilfield Services ETF (OIH) plus NOW Inc. and the Russell 2000 (Total Return) Index) in four performance periods (2023, 2024, 2025 and 2023 through 2025, collectively, the “Performance Period”) each equally weighted by 25%

The performance stock units vest at the end of the Performance Period so long as the recipient remains employed with the Company when the performance against the criteria is measured.

Below is the number of target performance stock units that the Company granted to each named executive officer:

Name	Job Title	# of Performance Stock Units
Saltiel, Robert J., Jr.	President & Chief Executive Officer	161,080
Youngblood, Kelly	Executive Vice President & Chief Financial Officer	57,472
Churay, Daniel J.	Executive Vice President – Corporate Affairs, General Counsel, Corporate Secretary	31,940
Bates, Grant R.	Senior Vice President - North American Operations & E-Commerce	19,401

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Performance Share Unit Award Agreement

104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2023

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President – Corporate Affairs, General Counsel & Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Performance Share Unit Award Agreement

104	Cover Page Interactive Data File – the cover page XBRL tags from this Current Report on Form 8-K are embedded within the Inline XBRL document.

4